ADVISORSHARES TRUST

AdvisorShares MADRONA DOMESTIC ETF

NYSE Arca Ticker: FWDD

ADVISORSHARES MADRONA GLOBAL BOND ETF

NYSE Arca Ticker: FWDB

ADVISORSHARES MADRONA INTERNATIONAL ETF

NYSE Arca Ticker: FWDI

Supplement dated March 8, 2019

to the Summary Prospectuses, Prospectus, and Statement of Additional Information

dated November 1, 2018

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectus, and Statement of Additional Information for the AdvisorShares Madrona Domestic ETF, AdvisorShares Madrona Global Bond ETF and AdvisorShares Madrona International ETF (each a “Fund”) and should be read in conjunction with those documents.

At the recommendation of AdvisorShares Investments, LLC, the investment adviser to the series of AdvisorShares Trust (the “Trust”), the Trust’s Board of Trustees approved the liquidation of each Fund pursuant to the terms of a Plan of Liquidation. Accordingly, each Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on or about March 29, 2019 (the “Liquidation Date”). Effective at that time, all references to each Fund are deleted.

The last day of trading of Fund shares on the NYSE Arca, Inc. is expected to be March 22, 2019. Between the last day of trading and the Liquidation Date, shareholders will not be able to purchase or sell shares in the secondary market. Prior to the last day of trading, shareholders may continue to purchase and sell shares through a broker in the standard manner. Customary brokerage charges may apply to such transactions. Between the last day of trading and the Liquidation Date, each Fund will deviate from its stated investment objective and strategies as it winds up its business and affairs.

On or promptly after the Liquidation Date, each Fund will distribute to its remaining shareholders a liquidating cash distribution equal to the net asset value of the shareholders’ shares as of the close of business on the Liquidation Date. This amount includes any accrued capital gains and dividends. Shareholders remaining in a Fund on the Liquidation Date will not be charged any transaction fees by the Fund. The net asset value of a Fund on the Liquidation Date will reflect the costs of closing the Fund. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of Fund shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.